UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of	(Commission	IRS Employer
incorporation)	File Number)	Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bruce W. Fiedler, Vice President, Corporate Controller and principal accounting officer of the Company, advised the Company on February 10, 2006, of his resignation from employment by the Company.  Such resignation currently is to be effective shortly after the Company’s Form 10-K for its fiscal year ended December 28, 2005 is filed.  Gordon Link, the Company’s Chief Financial Officer, will assume the responsibilities of principal accounting officer in addition to those of the Company’s principal financial officer that he already has.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 15, 2006	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Gordon Link
	Name:	Gordon Link
	Title:	Senior Vice President, Chief Financial Officer